EXHIBIT C

CLASS A CUSIP #00761HAD3
CLASS B CUSIP #00761HAE1
CLASS C CUSIP #00761HAF8

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-C
                           PERIOD ENDING JUNE 30, 2004

The information which is required to be prepared with respect to the Payment Date of July 20, 2004 and with respect to the performance of the Trust during the period of June 01, 2004 through June 30, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-C Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

   1.  The amount of distribution in respect to principal payment to the Class A Noteholder ..................    $               -
                                                                                                                  -----------------

   2.  The amount of distribution in respect to principal payment to the Class B Noteholder ..................    $               -
                                                                                                                  -----------------

   3.  The amount of distribution in respect to principal payment to the Class C Noteholder ..................    $               -
                                                                                                                  -----------------

   4.  The amount of distribution in respect to principal payment to the Class D Noteholder ..................    $               -
                                                                                                                  -----------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

   1.  The amount of distribution in respect to the Class A Monthly Interest .................................              1.23250
                                                                                                                  -----------------

   2.  The amount of distribution in respect to the Class B Monthly Interest .................................              1.59500
                                                                                                                  -----------------

   3.  The amount of distribution in respect to the Class C Monthly Interest .................................              2.19917
                                                                                                                  -----------------

   4.  The amount of distribution in respect to the Class D Monthly Interest .................................              4.25333
                                                                                                                  -----------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

   1.  The total amount of distribution in respect to the Class A Noteholder .................................              1.23250
                                                                                                                  -----------------

   2.  The total amount of distribution in respect to the Class B Noteholder .................................              1.59500
                                                                                                                  -----------------

   3.  The total amount of distribution in respect to the Class C Noteholder .................................              2.19917
                                                                                                                  -----------------

   4.  The total amount of distribution in respect to the Class D Noteholder .................................              4.25333
                                                                                                                  -----------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

   1.  The aggregate amount of such Collections with respect to Principal Receivables for the
       Monthly Period preceding such Payment Date ............................................................    $  675,993,592.38
                                                                                                                  -----------------

   2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
       Receivables for the Monthly Period preceding such Payment Date ........................................    $   59,696,869.81
                                                                                                                  -----------------

   3.  Recoveries for the preceding Monthly Period ...........................................................    $    3,801,195.26
                                                                                                                  -----------------

   4.  The Defaulted Amount for the preceding Monthly Period .................................................    $   20,073,547.27
                                                                                                                  -----------------

   5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
       Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
       Receivables for the preceding Monthly Period ..........................................................                 6.37%
                                                                                                                  -----------------

   6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
       Monthly Period ........................................................................................    $3,006,399,300.74
                                                                                                                  -----------------

   7.  The total amount of Principal Receivables in the trust as of the last day of the preceding
       Monthly Period ........................................................................................    $3,003,007,334.06
                                                                                                                  -----------------

   8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
       beginning of the preceding Monthly Period .............................................................    $   60,716,989.70
                                                                                                                  -----------------

   9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the
       last day of the preceding Monthly Period ..............................................................    $   56,494,924.98
                                                                                                                  -----------------

   10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last
       day of the preceding Monthly Period ...................................................................    $2,499,750,000.00
                                                                                                                  -----------------

   11. The Transferor Interest as of the last day of the preceding Monthly Period ............................    $  503,257,334.06
                                                                                                                  -----------------

   12. The transferor percentage as of the last day of the preceding Monthly Period ..........................                16.76%
                                                                                                                  -----------------

   13. The Required Transferor Percentage ....................................................................                 7.00%
                                                                                                                  -----------------

   14. The Required Transferor Interest ......................................................................    $  210,210,513.38
                                                                                                                  -----------------

   15. The monthly principal payment rate for the preceding Monthly Period ...................................               22.485%
                                                                                                                  -----------------

   16. The balance in the Excess Funding Account as of the last day of the preceding Monthly
       Period ................................................................................................    $               -
                                                                                                                  -----------------

    17.   The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such
          Payment Date:

                                                                  Percentage        Aggregate
                                                                   of Total          Account
                                                                 Receivables         Balance
               (a) Delinquent between 30 days and 59 days           1.324%      $  40,507,105.33
               (b) Delinquent between 60 days and 89 days           0.998%      $  30,543,644.97
               (c) Delinquent between 90 days and 119 days          0.966%      $  29,555,370.23
               (d) Delinquent between 120 days and 149 days         0.819%      $  25,069,948.90
               (e) Delinquent between 150 days and 179 days         0.727%      $  22,234,686.27
               (f) Delinquent 180 days or greater                   0.000%      $              -
                                                                    -----       ----------------
               (g) Aggregate                                        4.834%      $ 147,910,755.70
                                                                    =====       ================

V. Information regarding Series 2000-C

   1.  The amount of Principal Receivables in the Trust represented by the Invested Amount of Series 2000-C as of the last day of
       the related Monthly Period ....................................................                            $  400,000,000.00
                                                                                                                  -----------------

   2.  The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2000-C on the last day of
       the related Monthly Period ....................................................                            $  400,000,000.00
                                                                                                                  -----------------
                                                                                        NOTE FACTORS

   3.  The amount of Principal Receivables in the Trust represented by the Class A Note Principal Balance on the last day of
       the related Monthly Period ....................................................     1.0000                 $  320,000,000.00
                                                                                                                  -----------------

   4.  The amount of Principal Receivables in the Trust represented by the Class B Note Principal Balance on the last day of the related
       Monthly Period ................................................................     1.0000                 $   38,000,000.00
                                                                                                                  -----------------

   5.  The amount of Principal Receivables in the Trust represented by the Class C Note Principal Balance on the last day of the related
       Monthly Period ................................................................    1.0000                 $    28,000,000.00
                                                                                                                  -----------------

   6.  The amount of Principal Receivables in the trust represented by the Class D Note Principal Balance on the last day of the related
       Monthly Period ................................................................    1.0000                 $    14,000,000.00
                                                                                                                  -----------------

   7.  The Floating Investor Percentage with respect to the period:

   June 1, 2004 through June 23, 2004                                                                                    13.3049525%
                                                                                                                  -----------------

   June 24, 2004 through June 30, 2004                                                                                   13.1878094%
                                                                                                                  -----------------

   8.  The Fixed Investor Percentage with respect to the period:

   June 1, 2004 through June 23, 2004                                                                                           N/A
                                                                                                                  -----------------
   June 24, 2004 through June 30, 2004                                                                                          N/A
                                                                                                                  -----------------

   9.  The amount of Investor Principal Collections applicable to Series 2000-C ......                            $   89,754,526.35
                                                                                                                  -----------------

   10a.  The amount of Available Finance Charge Collections on deposit
         in the Collection Account on the related Payment Date .......................                            $    5,920,063.54
                                                                                                                  -----------------

   10b.  The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to
         Section 8.04(a) of the Master Indenture .....................................                            $    2,007,540.67
                                                                                                                  -----------------

   11.   The Investor Default Amount for the related Monthly Period ..................                            $    2,651,705.61
                                                                                                                  -----------------

   12.   The Monthly Servicing Fee for the related Monthly Period ............................................    $      666,666.67
                                                                                                                  -----------------

   13.  Trust yields for the related Monthly Period

        a.  The cash yield for the related Monthly Period ....................................................                23.78%
                                                                                                                  -----------------

        b.  The default rate for the related Monthly Period ..................................................                 7.96%
                                                                                                                  -----------------

        c.  The Net Portfolio Yield for the related Monthly Period ...........................................                15.82%
                                                                                                                  -----------------

        d.  The Base Rate for the related Monthly Period......................................................                 3.73%
                                                                                                                  -----------------

        e.  The Excess Spread Percentage for the related Monthly Period ......................................                12.09%
                                                                                                                  -----------------

        f.  The Quarterly Excess Spread Percentage for the related Monthly Period ............................                10.62%
                                                                                                                  -----------------

           i) Excess Spread Percentage related to                      Jun-04                                                 12.09%
                                                                                                                  -----------------

           ii) Excess Spread Percentage related to                     May-04                                                  9.65%
                                                                                                                  -----------------

           iii) Excess Spread Percentage related to                    Apr-04                                                 10.12%
                                                                                                                  -----------------

   14.  Floating Rate Determinations:

   LIBOR for the Interest Period from June 21, 2004 through and including July 19, 2004                                     1.28000%
                                                                                                                  -----------------

   15.  Principal Funding Account

        a.  The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration deposits
            and withdraws for the related Payment Date) ......................................................    $               -
                                                                                                                  -----------------

        b.  The Accumulation Shortfall with respect to the related Monthly Period ............................    $               -
                                                                                                                  -----------------

        c.  The Principal Funding Investment Proceeds deposited in the Collection
            Account to be treated as Available Finance Charge Collections ....................................    $               -
                                                                                                                  -----------------

   16.  Reserve Account

        a.  The amount on deposit in the Reserve Account on the related Payment
            Date (after taking into consideration deposits and withdraws for the
            related Payment Date) ............................................................................    $               -
                                                                                                                  -----------------

        b.  The Reserve Draw Amount for the related Monthly Period deposited into
            the Collection Account to be treated as Available Finance Charge Collections .....................    $               -
                                                                                                                  -----------------

        c.  Interest earnings on the Reserve Account deposited into the Collection
            Account to be treated as Available Finance Charge Collections ....................................    $               -
                                                                                                                  -----------------

   17.  Cash Collateral Account

        a.  The Required Cash Collateral Account Amount on the related Payment Date ..........................    $    7,000,000.00
                                                                                                                  -----------------

        b.  The Available Cash Collateral Account Amount on the related Payment Date .........................    $    7,000,000.00
                                                                                                                  -----------------

   18.  Investor Charge-Offs

        a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period ......................    $               -
                                                                                                                  -----------------

        b.  The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date ......................    $               -
                                                                                                                  -----------------

   19.  The Monthly Principal Reallocation Amount for the related Monthly Period .............................    $               -
                                                                                                                  -----------------

                            Advanta Bank Corp.
                            as Servicer

                            By: /s/ SUSAN MCVEIGH
                            Name: Susan McVeigh
                            Title: Assistant Vice President

EXHIBIT C

CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2001-A
                           PERIOD ENDING JUNE 30, 2004

The information which is required to be prepared with respect to the Payment Date of July 20, 2004 and with respect to the performance of the Trust during the period of June 01, 2004 through June 30, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

   1.  The amount of distribution in respect to principal payment to the Class A Noteholder ..................    $               -
                                                                                                                  -----------------

   2.  The amount of distribution in respect to principal payment to the Class B Noteholder ..................    $               -
                                                                                                                  -----------------

   3.  The amount of distribution in respect to principal payment to the Class C Noteholder ..................    $               -
                                                                                                                  -----------------

   4.  The amount of distribution in respect to principal payment to the Class D Noteholder ..................    $               -
                                                                                                                  -----------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

   1.  The amount of distribution in respect to the Class A Monthly Interest .................................              1.27278
                                                                                                                  -----------------

   2.  The amount of distribution in respect to the Class B Monthly Interest .................................              1.71583
                                                                                                                  -----------------

   3.  The amount of distribution in respect to the Class C Monthly Interest .................................              2.27972
                                                                                                                  -----------------

   4.  The amount of distribution in respect to the Class D Monthly Interest .................................              5.05889
                                                                                                                  -----------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

   1.  The total amount of distribution in respect to the Class A Noteholder .................................              1.27278
                                                                                                                  -----------------

   2.  The total amount of distribution in respect to the Class B Noteholder .................................              1.71583
                                                                                                                  -----------------

   3.  The total amount of distribution in respect to the Class C Noteholder .................................              2.27972
                                                                                                                  -----------------

   4.  The total amount of distribution in respect to the Class D Noteholder .................................              5.05889
                                                                                                                  -----------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

   1.  The aggregate amount of such Collections with respect to Principal Receivables for the
       Monthly Period preceding such Payment Date ............................................................    $  675,993,592.38
                                                                                                                  -----------------

   2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
       Receivables for the Monthly Period preceding such Payment Date ........................................        59,696,869.81
                                                                                                                  -----------------

   3.  Recoveries for the preceding Monthly Period ...........................................................    $    3,801,195.26
                                                                                                                  -----------------

   4.  The Defaulted Amount for the preceding Monthly Period .................................................    $   20,073,547.27
                                                                                                                  -----------------

   5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
       Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
       Receivables for the preceding Monthly Period ..........................................................                 6.37%
                                                                                                                  -----------------

   6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
       Monthly Period ........................................................................................    $3,006,399,300.74
                                                                                                                  -----------------

   7.  The total amount of Principal Receivables in the trust as of the last day of the preceding
       Monthly Period ........................................................................................    $3,003,007,334.06
                                                                                                                  -----------------

   8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
       beginning of the preceding Monthly Period .............................................................    $   60,716,989.70
                                                                                                                  -----------------

   9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the last day of the
       preceding Monthly Period ..............................................................................    $   56,494,924.98
                                                                                                                  -----------------

   10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last
       day of the preceding Monthly Period ...................................................................    $2,499,750,000.00
                                                                                                                  -----------------

   11. The Transferor Interest as of the last day of the preceding Monthly Period ............................    $  503,257,334.06
                                                                                                                  -----------------

   12. The transferor percentage as of the last day of the preceding Monthly Period ..........................                16.76%
                                                                                                                  -----------------

   13. The Required Transferor Percentage ....................................................................                 7.00%
                                                                                                                  -----------------

   14. The Required Transferor Interest ......................................................................    $  210,210,513.38
                                                                                                                  -----------------

   15. The monthly principal payment rate for the preceding Monthly Period ...................................               22.485%
                                                                                                                  -----------------

   16. The balance in the Excess Funding Account as of the last day of the
       preceding Monthly Period ..............................................................................    $               -
                                                                                                                  -----------------

   17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                             Percentage                Aggregate
                                                              of Total                  Account
                                                            Receivables                 Balance
        (a) Delinquent between 30 days and 59 days             1.324%             $  40,507,105.33
        (b) Delinquent between 60 days and 89 days             0.998%             $  30,543,644.97
        (c) Delinquent between 90 days and 119 days            0.966%             $  29,555,370.23
        (d) Delinquent between 120 days and 149 days           0.819%             $  25,069,948.90
        (e) Delinquent between 150 days and 179 days           0.727%             $  22,234,686.27
        (f) Delinquent 180 days or greater                     0.000%             $              -
                                                               -----              ----------------
        (g) Aggregate                                          4.834%             $ 147,910,755.70
                                                               =====              ================

V. Information regarding Series 2001-A

   1.  The amount of Principal Receivables in the Trust represented by the Invested Amount of
       Series 2001-A as of the last day of the related Monthly Period .............................               $  300,000,000.00
                                                                                                                  -----------------

   2.  The amount of Principal Receivables in the Trust represented by the Adjusted Invested
       Amount of Series 2001-A on the last day of the related Monthly Period ......................               $  300,000,000.00
                                                                                                                  -----------------
                                                                                                   NOTE FACTORS

   3.  The amount of Principal Receivables in the Trust represented by the Class A Note
       Principal Balance on the last day of the related Monthly Period ............................   1.0000      $  240,000,000.00
                                                                                                                  -----------------

   4.  The amount of Principal Receivables in the Trust represented by the Class B Note
       Principal Balance on the last day of the related Monthly Period ............................   1.0000      $   28,500,000.00
                                                                                                                  -----------------

   5.  The amount of Principal Receivables in the Trust represented by the Class C Note
       Principal Balance on the last day of the related Monthly Period ............................   1.0000      $   21,000,000.00
                                                                                                                  -----------------

   6.  The amount of Principal Receivables in the trust represented by the Class D Note
       Principal Balance on the last day of the related Monthly Period ............................   1.0000      $   10,500,000.00
                                                                                                                  -----------------

   7.  The Floating Investor Percentage with respect to the period:

   June 1, 2004 through June 23, 2004                                                                                     9.9787144%
                                                                                                                  -----------------
   June 24, 2004 through June 30, 2004                                                                                    9.8908571%
                                                                                                                  -----------------

   8.  The Fixed Investor Percentage with respect to the period:

   June 1, 2004 through June 23, 2004                                                                                           N/A
                                                                                                                  -----------------
   June 24, 2004 through June 30, 2004                                                                                          N/A
                                                                                                                  -----------------

   9.  The amount of Investor Principal Collections applicable to Series 2001-A ...................               $   67,315,894.97
                                                                                                                  -----------------

   10a.  The amount of Available Finance Charge Collections on deposit in the Collection Account
         on the related Payment Date ..............................................................               $    4,440,047.67
                                                                                                                  -----------------

   10b.  The amount of Available Finance Charge Collections not on deposit in the Collection
         Account on the related Payment Date pursuant to Section 8.04(a) of the Master
         Indenture ................................................................................               $    1,505,655.51
                                                                                                                  -----------------

   11.  The Investor Default Amount for the related Monthly Period ................................               $    1,988,779.21
                                                                                                                  -----------------

   12.  The Monthly Servicing Fee for the related Monthly Period ..................................               $      500,000.00
                                                                                                                  -----------------

   13.  Trust yields for the related Monthly Period

        a. The cash yield for the related Monthly Period ..........................................                           23.78%
                                                                                                                  -----------------

        b. The default rate for the related Monthly Period ........................................                            7.96%
                                                                                                                  -----------------

        c. The Net Portfolio Yield for the related Monthly Period .................................                           15.82%
                                                                                                                  -----------------

        d. The Base Rate for the related Monthly Period ...........................................                            3.82%
                                                                                                                  -----------------

        e. The Excess Spread Percentage for the related Monthly Period ............................                           12.00%
                                                                                                                  -----------------

        f. The Quarterly Excess Spread Percentage for the related Monthly Period ..................                           10.53%
                                                                                                                  -----------------

                   i) Excess Spread Percentage related to         Jun-04                                                      12.00%
                                                                                                                  -----------------

                   ii) Excess Spread Percentage related to        May-04                                                       9.55%
                                                                                                                  -----------------

                   iii) Excess Spread Percentage related to       Apr-04                                                      10.03%
                                                                                                                  -----------------

   14.  Floating Rate Determinations:

   LIBOR for the Interest Period from June 21, 2004 through and including July 19, 2004 ...........                         1.28000%
                                                                                                                  -----------------

   15.  Principal Funding Account

        a.  The amount on deposit in the Principal Funding Account on the related Payment
            Date (after taking into consideration deposits and withdraws for the related
            Payment Date) .........................................................................               $               -
                                                                                                                  -----------------

        b.  The Accumulation Shortfall with respect to the related Monthly Period .................               $               -
                                                                                                                  -----------------

        c.  The Principal Funding Investment Proceeds deposited in the Collection Account to be
            treated as Available Finance Charge Collections .......................................               $               -
                                                                                                                  -----------------

   16.  Reserve Account

        a.  The amount on deposit in the Reserve Account on the related Payment Date
            (after taking into consideration deposits and withdraws for the related Payment Date)..               $               -
                                                                                                                  -----------------

        b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection
            Account to be treated as Available Finance Charge Collections .........................               $               -
                                                                                                                  -----------------

        c.  Interest earnings on the Reserve Account deposited into the Collection Account to be
            treated as Available Finance Charge Collections .....................................                 $               -
                                                                                                                  -----------------

   17.  Cash Collateral Account

        a.  The Required Cash Collateral Account Amount on the related Payment Date .............                 $    5,250,000.00
                                                                                                                  -----------------

        b.  The Available Cash Collateral Account Amount on the related Payment Date ............                 $    5,250,000.00
                                                                                                                  -----------------

   18.  Investor Charge-Offs

        a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period .........                 $               -
                                                                                                                  -----------------

        b.  The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date .........                 $               -
                                                                                                                  -----------------

   19.  The Monthly Principal Reallocation Amount for the related Monthly Period ................                 $               -
                                                                                                                  -----------------

                                      Advanta Bank Corp.
                                      as Servicer

                                      By: /s/ SUSAN MCVEIGH
                                      Name: Susan McVeigh
                                      Title: Assistant Vice President

EXHIBIT C

CLASS A CUSIP #00761HAK7
CLASS B CUSIP #00761HAL5
CLASS C CUSIP #00761HAM3

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2002-A
                           PERIOD ENDING JUNE 30, 2004

The information which is required to be prepared with respect to the Payment Date of July 20, 2004 and with respect to the performance of the Trust during the period of June 01, 2004 through June 30, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2002-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

   1.  The amount of distribution in respect to principal payment to the Class A Noteholder ..................    $               -
                                                                                                                  -----------------

   2.  The amount of distribution in respect to principal payment to the Class B Noteholder ..................    $               -
                                                                                                                  -----------------

   3.  The amount of distribution in respect to principal payment to the Class C Noteholder ..................    $               -
                                                                                                                  -----------------

   4.  The amount of distribution in respect to principal payment to the Class D Noteholder ..................    $               -
                                                                                                                  -----------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

   1.  The amount of distribution in respect to the Class A Monthly Interest .................................              1.19222
                                                                                                                  -----------------

   2.  The amount of distribution in respect to the Class B Monthly Interest .................................              1.59500
                                                                                                                  -----------------

   3.  The amount of distribution in respect to the Class C Monthly Interest .................................              2.44083
                                                                                                                  -----------------

   4.  The amount of distribution in respect to the Class D Monthly Interest .................................              6.26722
                                                                                                                  -----------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

   1.  The total amount of distribution in respect to the Class A Noteholder .................................              1.19222
                                                                                                                  -----------------

   2.  The total amount of distribution in respect to the Class B Noteholder .................................              1.59500
                                                                                                                  -----------------

   3.  The total amount of distribution in respect to the Class C Noteholder .................................              2.44083
                                                                                                                  -----------------

   4.  The total amount of distribution in respect to the Class D Noteholder .................................              6.26722
                                                                                                                  -----------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

   1.  The aggregate amount of such Collections with respect to Principal Receivables for the
       Monthly Period preceding such Payment Date ............................................................    $  675,993,592.38
                                                                                                                  -----------------

   2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
       Receivables for the Monthly Period preceding such Payment Date.........................................    $   59,696,869.81
                                                                                                                  -----------------

   3.  Recoveries for the preceding Monthly Period ...........................................................    $    3,801,195.26
                                                                                                                  -----------------

   4.  The Defaulted Amount for the preceding Monthly Period .................................................    $   20,073,547.27
                                                                                                                  -----------------

   5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator is the average Receivables
       for the preceding Monthly Period ......................................................................                 6.37%
                                                                                                                  -----------------

   6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
       Monthly Period ........................................................................................    $3,006,399,300.74
                                                                                                                  -----------------

   7.  The total amount of Principal Receivables in the trust as of the last day of the preceding
       Monthly Period ........................................................................................    $3,003,007,334.06
                                                                                                                  -----------------

   8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
       beginning of the preceding Monthly Period .............................................................    $   60,716,989.70
                                                                                                                  -----------------

   9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the last
       day of the preceding Monthly Period ...................................................................    $   56,494,924.98
                                                                                                                  -----------------

   10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day
       of the preceding Monthly Period .......................................................................    $2,499,750,000.00
                                                                                                                  -----------------

   11. The Transferor Interest as of the last day of the preceding Monthly Period ............................    $  503,257,334.06
                                                                                                                  -----------------

   12. The transferor percentage as of the last day of the preceding Monthly Period ..........................                16.76%
                                                                                                                  -----------------

   13. The Required Transferor Percentage ....................................................................                 7.00%
                                                                                                                  -----------------

   14. The Required Transferor Interest ......................................................................    $  210,210,513.38
                                                                                                                  -----------------

   15. The monthly principal payment rate for the preceding Monthly Period ...................................               22.485%
                                                                                                                  -----------------

   16. The balance in the Excess Funding Account as of the last day of the preceding Monthly Period ..........    $               -
                                                                                                                  -----------------

   17.  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                        Percentage                Aggregate
                                                                         of Total                  Account
                                                                        Receivables                Balance
        (a) Delinquent between 30 days and 59 days                         1.324%             $  40,507,105.33
        (b) Delinquent between 60 days and 89 days                         0.998%             $  30,543,644.97
        (c) Delinquent between 90 days and 119 days                        0.966%             $  29,555,370.23
        (d) Delinquent between 120 days and 149 days                       0.819%             $  25,069,948.90
        (e) Delinquent between 150 days and 179 days                       0.727%             $  22,234,686.27
        (f) Delinquent 180 days or greater                                 0.000%             $              -
                                                                           -----              ----------------
        (g) Aggregate                                                      4.834%             $ 147,910,755.70
                                                                           =====              ================

V. Information regarding Series 2002-A

   1.  The amount of Principal Receivables in the Trust represented by the Invested
       Amount of Series 2002-A as of the last day of the related Monthly Period ..............                    $  300,000,000.00
                                                                                                                  -----------------

   2.  The amount of Principal Receivables in the Trust represented by the Adjusted
       Invested Amount of Series 2002-A on the last day of the related Monthly Period ........                    $  300,000,000.00
                                                                                                                  -----------------
                                                                                                 NOTE FACTORS

   3.  The amount of Principal Receivables in the Trust represented by the Class A Note
       Principal Balance on the last day of the related Monthly Period .......................       1.0000       $  240,000,000.00
                                                                                                                  -----------------

   4.  The amount of Principal Receivables in the Trust represented by the Class B Note
       Principal Balance on the last day of the related Monthly Period .......................       1.0000       $   27,750,000.00
                                                                                                                  -----------------

   5.  The amount of Principal Receivables in the Trust represented by the Class C Note
       Principal Balance on the last day of the related Monthly Period .......................       1.0000       $   21,750,000.00
                                                                                                                  -----------------

   6.  The amount of Principal Receivables in the trust represented by the Class D Note
       Principal Balance on the last day of the related Monthly Period .......................       1.0000       $   10,500,000.00
                                                                                                                  -----------------

   7.  The Floating Investor Percentage with respect to the period:

   June 1, 2004 through June 23, 2004                                                                                     9.9787144%
                                                                                                                  -----------------
   June 24, 2004 through June 30, 2004                                                                                    9.8908571%
                                                                                                                  -----------------

   8.  The Fixed Investor Percentage with respect to the period:

   June 1, 2004 through June 23, 2004                                                                                           N/A
                                                                                                                  -----------------

   June 24, 2004 through June 30, 2004                                                                                          N/A
                                                                                                                  -----------------

   9.  The amount of Investor Principal Collections applicable to Series 2002-A ..............................    $   67,315,894.97
                                                                                                                  -----------------

   10a. The amount of the Investor Finance Charge Collections on deposit in the
        Collection Account on the Related Payment Date to be treated as Servicer
        Interchange ..........................................................................................    $       62,500.00
                                                                                                                  -----------------

   10b. The amount of Available Finance Charge Collections on deposit in the
        Collection Account on the related Payment Date .......................................................    $    4,440,047.67
                                                                                                                  -----------------

   10c. The amount of Available Finance Charge Collections not on deposit in the
        Collection Account on the related Payment Date pursuant to Section 8.04(a)
        of the Master Indenture ..............................................................................    $    1,443,155.51
                                                                                                                  -----------------

   11.  The Investor Default Amount for the related Monthly Period ...........................................    $    1,988,779.21
                                                                                                                  -----------------

   12.  The Monthly Servicing Fee for the related Monthly Period .............................................    $      500,000.00
                                                                                                                  -----------------

   13.  Trust yields for the related Monthly Period

        a. The cash yield for the related Monthly Period .....................................................                23.78%
                                                                                                                  -----------------

        b. The default rate for the related Monthly Period ...................................................                 7.96%
                                                                                                                  -----------------

        c. The Net Portfolio Yield for the related Monthly Period ............................................                15.82%
                                                                                                                  -----------------

        d. The Base Rate for the related Monthly Period ......................................................                 3.80%
                                                                                                                  -----------------

        e. The Excess Spread Percentage for the related Monthly Period .......................................                12.02%
                                                                                                                  -----------------

        f. The Quarterly Excess Spread Percentage for the related Monthly Period .............................                10.55%
                                                                                                                  -----------------

                       i) Excess Spread Percentage related to                      Jun-04                                     12.02%
                                                                                                                  -----------------

                       ii) Excess Spread Percentage related to                     May-04                                      9.58%
                                                                                                                  -----------------

                       iii) Excess Spread Percentage related to                    Apr-04                                     10.05%
                                                                                                                  -----------------

   14.  Floating Rate Determinations:

   LIBOR for the Interest Period from  June 21, 2004 through and  including July 19, 2004                                   1.28000%
                                                                                                                  -----------------

   15.  Principal Funding Account

        a.  The amount on deposit in the Principal Funding Account on the related
            Payment Date (after taking into consideration deposits and withdraws for the
            related Payment Date) ............................................................................    $               -
                                                                                                                  -----------------

        b.  The Accumulation Shortfall with respect to the related Monthly Period ............................    $               -
                                                                                                                  -----------------

        c.  The Principal Funding Investment Proceeds deposited in the Collection Account to be
            treated as Available Finance Charge Collections ..................................................    $               -
                                                                                                                  -----------------

   16.  Reserve Account

        a.  The amount on deposit in the Reserve Account on the related Payment Date (after taking
            into consideration deposits and withdraws for the related Payment Date) ..........................    $               -
                                                                                                                  -----------------

        b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection
            Account to be treated as Available Finance Charge Collections ....................................    $               -
                                                                                                                  -----------------

        c.  Interest earnings on the Reserve Account deposited into the Collection Account to be
            treated as Available Finance Charge Collections ..................................................    $               -
                                                                                                                  -----------------

   17.  Cash Collateral Account

        a.  The Required Cash Collateral Account Amount on the related Payment Date ..........................         6,000,000.00
                                                                                                                  -----------------

        b.  The Available Cash Collateral Account Amount on the related Payment Date .........................    $    6,000,000.00
                                                                                                                  -----------------

   18.  Investor Charge-Offs

        a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period ......................    $               -
                                                                                                                  -----------------

        b.  The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date ......................    $               -
                                                                                                                  -----------------

   19.  The Monthly Principal Reallocation Amount for the related Monthly Period .............................    $               -
                                                                                                                  -----------------

                                      Advanta Bank Corp.
                                      as Servicer

                                      By: /s/ SUSAN MCVEIGH
                                      Name: Susan McVeigh
                                      Title: Assistant Vice President

EXHIBIT C

CLASS A CUSIP #00761HAP6
CLASS B CUSIP #00761HAQ4
CLASS C CUSIP #00761HAR2

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-A
                           PERIOD ENDING JUNE 30, 2004

The information which is required to be prepared with respect to the Payment Date of July 20, 2004 and with respect to the performance of the Trust during the period of June 01, 2004 through June 30, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-A Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

   1.  The amount of distribution in respect to principal payment to the Class A Noteholder ..................    $               -
                                                                                                                  -----------------

   2.  The amount of distribution in respect to principal payment to the Class B Noteholder ..................    $               -
                                                                                                                  -----------------

   3.  The amount of distribution in respect to principal payment to the Class C Noteholder ..................    $               -
                                                                                                                  -----------------

   4.  The amount of distribution in respect to principal payment to the Class D Noteholder ..................    $               -
                                                                                                                  -----------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

   1.  The amount of distribution in respect to the Class A Monthly Interest .................................              1.35333
                                                                                                                  -----------------


   2.  The amount of distribution in respect to the Class B Monthly Interest .................................              2.44083
                                                                                                                  -----------------


   3.  The amount of distribution in respect to the Class C Monthly Interest .................................              3.85056
                                                                                                                  -----------------

   4.  The amount of distribution in respect to the Class D Monthly Interest .................................              7.47556
                                                                                                                  -----------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

   1.  The total amount of distribution in respect to the Class A Noteholder .................................              1.35333
                                                                                                                  -----------------

   2.  The total amount of distribution in respect to the Class B Noteholder .................................              2.44083
                                                                                                                  -----------------

   3.  The total amount of distribution in respect to the Class C Noteholder .................................              3.85056
                                                                                                                  -----------------

   4.  The total amount of distribution in respect to the Class D Noteholder .................................              7.47556
                                                                                                                  -----------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

   1.  The aggregate amount of such Collections with respect to Principal Receivables for the
       Monthly Period preceding such Payment Date ............................................................    $  675,993,592.38
                                                                                                                  -----------------

   2.  The aggregate amount of such Collections with respect to Finance Charge and
       Administrative Receivables for the Monthly Period preceding such Payment Date .........................    $   59,696,869.81
                                                                                                                  -----------------

   3.  Recoveries for the preceding Monthly Period ...........................................................    $    3,801,195.26
                                                                                                                  -----------------

   4.  The Defaulted Amount for the preceding Monthly Period .................................................    $   20,073,547.27
                                                                                                                  -----------------

   5.  The annualized percentage equivalent of a fraction, the numerator of which is the
       Defaulted Amount less Recoveries for the preceding Monthly Period, and the
       denominator is the average Receivables for the preceding Monthly Period ...............................                 6.37%
                                                                                                                  -----------------

   6.  The total amount of Principal Receivables in the trust at the beginning of the
       preceding Monthly Period ..............................................................................    $3,006,399,300.74
                                                                                                                  -----------------

   7.  The total amount of Principal Receivables in the trust as of the last day of the
       preceding Monthly Period ..............................................................................    $3,003,007,334.06
                                                                                                                  -----------------

   8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
       beginning of the preceding Monthly Period .............................................................    $   60,716,989.70
                                                                                                                  -----------------

   9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the last
       day of the preceding Monthly Period ...................................................................    $   56,494,924.98
                                                                                                                  -----------------

   10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day
       of the preceding Monthly Period .......................................................................    $2,499,750,000.00
                                                                                                                  -----------------

   11. The Transferor Interest as of the last day of the preceding Monthly Period ............................    $  503,257,334.06
                                                                                                                  -----------------

   12. The transferor percentage as of the last day of the preceding Monthly Period ..........................                16.76%
                                                                                                                  -----------------

   13. The Required Transferor Percentage ....................................................................                 7.00%
                                                                                                                  -----------------

   14. The Required Transferor Interest ......................................................................    $  210,210,513.38
                                                                                                                  -----------------

   15. The monthly principal payment rate for the preceding Monthly Period ...................................               22.485%
                                                                                                                  -----------------

   16. The balance in the Excess Funding Account as of the last day of the preceding  Monthly Period .........    $               -
                                                                                                                  -----------------

   17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                        Percentage               Aggregate
                                                                         of Total                 Account
                                                                       Receivables                Balance
       (a) Delinquent between 30 days and 59 days                         1.324%              $  40,507,105.33
       (b) Delinquent between 60 days and 89 days                         0.998%              $  30,543,644.97
       (c) Delinquent between 90 days and 119 days                        0.966%              $  29,555,370.23
       (d) Delinquent between 120 days and 149 days                       0.819%              $  25,069,948.90
       (e) Delinquent between 150 days and 179 days                       0.727%              $  22,234,686.27
       (f) Delinquent 180 days or greater                                 0.000%              $              -
                                                                          -----               ----------------
       (g) Aggregate                                                      4.834%              $ 147,910,755.70
                                                                          =====               ================

V. Information regarding Series 2003-A

   1.  The amount of Principal Receivables in the Trust represented by the Invested
       Amount of Series 2003-A as of the last day of the related Monthly Period ..............                    $  400,000,000.00
                                                                                                                  -----------------

   2.  The amount of Principal Receivables in the Trust represented by the Adjusted
       Invested Amount of Series 2003-A on the last day of the related Monthly Period .........                   $  400,000,000.00
                                                                                                                  -----------------
                                                                                                   NOTE FACTORS

   3.  The amount of Principal Receivables in the Trust represented by the Class A Note
       Principal Balance on the last day of the related Monthly Period ........................        1.0000     $  320,000,000.00
                                                                                                                  -----------------

   4.  The amount of Principal Receivables in the Trust represented by the Class B Note
       Principal Balance on the last day of the related Monthly Period ........................        1.0000     $   37,000,000.00
                                                                                                                  -----------------

   5.  The amount of Principal Receivables in the Trust represented by the Class C Note
       Principal Balance on the last day of the related Monthly Period ........................        1.0000     $   29,000,000.00
                                                                                                                  -----------------

   6.  The amount of Principal Receivables in the trust represented by the Class D Note
       Principal Balance on the last day of the related Monthly Period .........................       1.0000     $   14,000,000.00
                                                                                                                  -----------------

   7.  The Floating Investor Percentage with respect to the period:

   June 1, 2004 through June 23, 2004                                                                                    13.3049525%
                                                                                                                  -----------------
   June 24, 2004 through June 30, 2004                                                                                   13.1878094%
                                                                                                                  -----------------

   8.  The Fixed Investor Percentage with respect to the period:

   June 1, 2004 through June 23, 2004                                                                                           N/A
                                                                                                                  -----------------
   June 24, 2004 through June 30, 2004                                                                                          N/A
                                                                                                                  -----------------

   9.  The amount of Investor Principal Collections applicable to Series 2003-A ..............................    $   89,754,526.35
                                                                                                                  -----------------

   10a.  The amount of the Investor Finance Charge Collections on deposit in the
         Collection Account on the Related Payment Date to be treated as Servicer Interchange ................    $       83,333.33
                                                                                                                  -----------------

   10b.  The amount of Available Finance Charge Collections on deposit in the
         Collection Account on the related Payment Date ......................................................    $    5,920,063.54
                                                                                                                  -----------------

   10c.  The amount of Available Finance Charge Collections not on deposit in the
         Collection Account on the related Payment Date pursuant to Section 8.04(a)
         of the Master Indenture .............................................................................    $    1,924,207.34
                                                                                                                  -----------------

   11.   The Investor Default Amount for the related Monthly Period ..........................................    $    2,651,705.61
                                                                                                                  -----------------

   12.  The Monthly Servicing Fee for the related Monthly Period .............................................    $      666,666.67
                                                                                                                  -----------------

   13.  Trust yields for the related Monthly Period

        a. The cash yield for the related Monthly Period .....................................................                23.78%
                                                                                                                  -----------------

        b. The default rate for the related Monthly Period ...................................................                 7.96%
                                                                                                                  -----------------

        c. The Net Portfolio Yield for the related Monthly Period ............................................                15.82%
                                                                                                                  -----------------

        d.  The Base Rate for the related Monthly Period .....................................................                 4.22%
                                                                                                                  -----------------

        e.  The Excess Spread Percentage for the related Monthly Period ......................................                11.60%
                                                                                                                  -----------------

        f.  The Quarterly Excess Spread Percentage for the related Monthly Period ............................                10.11%
                                                                                                                  -----------------

                       i) Excess Spread Percentage related to                      Jun-04                                     11.60%
                                                                                                                  -----------------

                       ii) Excess Spread Percentage related to                     May-04                                      9.11%
                                                                                                                  -----------------

                       iii) Excess Spread Percentage related to                    Apr-04                                      9.61%
                                                                                                                  -----------------

   14.  Floating Rate Determinations:

   LIBOR for the Interest Period from  June 21, 2004 through and  including July 19, 2004                                   1.28000%
                                                                                                                  -----------------

   15.  Principal Funding Account

        a.  The amount on deposit in the Principal Funding Account on the related
            Payment Date (after taking into consideration deposits and withdraws for the
            related Payment Date) ............................................................................    $               -
                                                                                                                  -----------------

        b.  The Accumulation Shortfall with respect to the related Monthly Period ............................    $               -
                                                                                                                  -----------------

        c.  The Principal Funding Investment Proceeds deposited in the Collection Account to be
            treated as Available Finance Charge Collections ..................................................    $               -
                                                                                                                  -----------------

   16.  Reserve Account

        a.  The amount on deposit in the Reserve Account on the related Payment Date (after taking
            into consideration deposits and withdraws for the related Payment Date) ..........................    $               -
                                                                                                                  -----------------

        b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection
            Account to be treated as Available Finance Charge Collections ....................................    $               -
                                                                                                                  -----------------

        c.  Interest earnings on the Reserve Account deposited into the Collection Account to be
            treated as Available Finance Charge Collections ..................................................    $               -
                                                                                                                  -----------------

   17.  Cash Collateral Account

        a.  The Required Cash Collateral Account Amount on the related Payment Date ..........................         8,000,000.00
                                                                                                                  -----------------

        b.  The Available Cash Collateral Account Amount on the related Payment Date .........................    $    8,000,000.00
                                                                                                                  -----------------

   18.  Investor Charge-Offs

        a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period ......................    $               -
                                                                                                                  -----------------

        b.  The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date ......................    $               -
                                                                                                                  -----------------

   19.  The Monthly Principal Reallocation Amount for the related Monthly Period .............................    $               -
                                                                                                                  -----------------

                                      Advanta Bank Corp.
                                      as Servicer

                                      By: /s/ SUSAN MCVEIGH
                                      Name: Susan McVeigh
                                      Title: Assistant Vice President

EXHIBIT C

CLASS A CUSIP #00761HAT8
CLASS B CUSIP #00761HAU5
CLASS C CUSIP #00761HAV3

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-B
                           PERIOD ENDING JUNE 30, 2004

The information which is required to be prepared with respect to the Payment Date of July 20, 2004 and with respect to the performance of the Trust during the period of June 01, 2004 through June 30, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-B Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

   1.  The amount of distribution in respect to principal payment to the Class A .............................    $               -
                                                                                                                  -----------------

   2.  The amount of distribution in respect to principal payment to the Class B Noteholder ..................    $               -
                                                                                                                  -----------------

   3.  The amount of distribution in respect to principal payment to the Class C Noteholder ..................    $               -
                                                                                                                  -----------------

   4.  The amount of distribution in respect to principal payment to the Class D Noteholder ..................    $               -
                                                                                                                  -----------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

   1.  The amount of distribution in respect to the Class A Monthly Interest .................................              1.31306
                                                                                                                  -----------------

   2.  The amount of distribution in respect to the Class B Monthly Interest .................................              2.36028
                                                                                                                  -----------------

   3.  The amount of distribution in respect to the Class C Monthly Interest .................................              4.33389
                                                                                                                  -----------------

   4.  The amount of distribution in respect to the Class D Monthly Interest .................................              7.47556
                                                                                                                  -----------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

   1.  The total amount of distribution in respect to the Class A Noteholder .................................              1.31306
                                                                                                                  -----------------

   2.  The total amount of distribution in respect to the Class B Noteholder .................................              2.36028
                                                                                                                  -----------------

   3.  The total amount of distribution in respect to the Class C Noteholder .................................              4.33389
                                                                                                                  -----------------

   4.  The total amount of distribution in respect to the Class D Noteholder .................................              7.47556
                                                                                                                  -----------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

   1.  The aggregate amount of such Collections with respect to
       Principal Receivables for the Monthly Period preceding such Payment Date ..............................    $  675,993,592.38
                                                                                                                  -----------------

   2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
       Receivables for the Monthly Period preceding such Payment Date ........................................    $   59,696,869.81
                                                                                                                  -----------------

   3.  Recoveries for the preceding Monthly Period ...........................................................    $    3,801,195.26
                                                                                                                  -----------------

   4.  The Defaulted Amount for the preceding Monthly Period .................................................    $   20,073,547.27
                                                                                                                  -----------------

   5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
       Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
       Receivables for the preceding Monthly Period ..........................................................                 6.37%
                                                                                                                  -----------------

   6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
       Monthly Period ........................................................................................    $3,006,399,300.74
                                                                                                                  -----------------

   7.  The total amount of Principal Receivables in the trust as of the last day of the preceding
       Monthly Period ........................................................................................    $3,003,007,334.06
                                                                                                                  -----------------

   8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
       beginning of the preceding Monthly Period .............................................................    $   60,716,989.70
                                                                                                                  -----------------

   9.   The total amount of Finance Charge and Administrative Receivables in the Trust as of the
        last day of the preceding Monthly Period .............................................................    $   56,494,924.98
                                                                                                                  -----------------

   10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last
       day of the preceding Monthly Period ...................................................................    $2,499,750,000.00
                                                                                                                  -----------------

   11.  The Transferor Interest as of the last day of the preceding Monthly Period ...........................    $  503,257,334.06
                                                                                                                  -----------------

   12.  The transferor percentage as of the last day of the preceding Monthly Period .........................                16.76%
                                                                                                                  -----------------

   13.  The Required Transferor Percentage ...................................................................                 7.00%
                                                                                                                  -----------------

   14.  The Required Transferor Interest .....................................................................    $  210,210,513.38
                                                                                                                  -----------------

   15.  The monthly principal payment rate for the preceding Monthly Period ..................................               22.485%
                                                                                                                  -----------------

   16.  The balance in the Excess Funding Account as of the last day of the preceding Monthly
        Period ...............................................................................................    $               -
                                                                                                                  -----------------

   17.  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such
        Payment Date:

                                                                            Percentage             Aggregate
                                                                             of Total               Account
                                                                           Receivables              Balance
           (a) Delinquent between 30 days and 59 days                         1.324%            $ 40,507,105.33
           (b) Delinquent between 60 days and 89 days                         0.998%            $ 30,543,644.97
           (c) Delinquent between 90 days and 119 days                        0.966%            $ 29,555,370.23
           (d) Delinquent between 120 days and 149 days                       0.819%            $ 25,069,948.90
           (e) Delinquent between 150 days and 179 days                       0.727%            $ 22,234,686.27
           (f) Delinquent 180 days or greater                                 0.000%            $             -
                                                                              -----             ---------------
           (g) Aggregate                                                      4.834%            $147,910,755.70
                                                                              =====             ===============

V. Information regarding Series 2003-B

   1.  The amount of Principal Receivables in the Trust represented by the Invested Amount of Series 2003-B as of the last day of
       the related Monthly Period ....................................................                            $  300,000,000.00
                                                                                                                  -----------------

   2.  The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2003-B on the last day of
       the related Monthly Period ....................................................                            $  300,000,000.00
                                                                                                                  -----------------
                                                                                             NOTE FACTORS

   3.  The amount of Principal Receivables in the Trust represented by the Class
       A Note Principal Balance on the last day of the related Monthly Period ........          1.0000            $  240,000,000.00
                                                                                                                  -----------------

   4.  The amount of Principal Receivables in the Trust represented by the Class B Note Principal Balance on the last day of the related
       Monthly Period ................................................................          1.0000            $   27,750,000.00
                                                                                                                  -----------------

   5.  The amount of Principal Receivables in the Trust represented by the Class C Note Principal Balance on the last day of the related
       Monthly Period ................................................................           1.0000           $   21,750,000.00
                                                                                                                  -----------------

   6.  The amount of Principal Receivables in the trust represented by the Class D Note Principal Balance on the last day of the related
       Monthly Period ................................................................           1.0000           $   10,500,000.00
                                                                                                                  -----------------

   7.  The Floating Investor Percentage with respect to the period:

   June 1, 2004 through June 23, 2004                                                                                     9.9787144%
                                                                                                                  -----------------
   June 24, 2004 through June 30, 2004                                                                                    9.8908571%
                                                                                                                  -----------------

   8.  The Fixed Investor Percentage with respect to the period:

   June 1, 2004 through June 23, 2004                                                                                           N/A
                                                                                                                  -----------------
   June 24, 2004 through June 30, 2004                                                                                          N/A
                                                                                                                  -----------------

   9.  The amount of Investor Principal Collections applicable to Series 2003-B ......                            $   67,315,894.97
                                                                                                                  -----------------

   10a.  The amount of Available Finance Charge Collections on deposit
         in the Collection Account on the related Payment Date .......................                            $    4,440,047.67
                                                                                                                  -----------------

   10b.  The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant to
         Section 8.04(a) of the Master Indenture .....................................                            $    1,505,655.51
                                                                                                                  -----------------

   11.  The Investor Default Amount for the related Monthly Period ...................                            $    1,988,779.21
                                                                                                                  -----------------

   12.  The Monthly Servicing Fee for the related Monthly Period .....................                            $      500,000.00
                                                                                                                  -----------------

   13.  Trust yields for the related Monthly Period

        a. The cash yield for the related Monthly Period .............................                                        23.78%
                                                                                                                  -----------------

        b. The default rate for the related Monthly Period ...........................                                         7.96%
                                                                                                                  -----------------

        c. The Net Portfolio Yield for the related Monthly Period ....................                                        15.82%
                                                                                                                  -----------------

        d. The Base Rate for the related Monthly Period ..............................                                         4.21%
                                                                                                                  -----------------

        e. The Excess Spread Percentage for the related Monthly Period ...............                                        11.61%
                                                                                                                  -----------------

        f. The Quarterly Excess Spread Percentage for the related Monthly Period .....                                        10.12%
                                                                                                                  -----------------

           i) Excess Spread Percentage related to                      Jun-04                                                 11.61%
                                                                                                                  -----------------

           ii) Excess Spread Percentage related to                     May-04                                                  9.12%
                                                                                                                  -----------------

           iii) Excess Spread Percentage related to                    Apr-04                                                  9.62%
                                                                                                                  -----------------

   14.  Floating Rate Determinations:

   LIBOR for the Interest Period from June 21, 2004 through and including July 19, 2004                                     1.28000%
                                                                                                                  -----------------

   15.  Principal Funding Account

        a.  The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration deposits
            and withdraws for the related Payment Date) ..............................                            $               -
                                                                                                                  -----------------

        b.  The Accumulation Shortfall with respect to the related Monthly Period ....                            $               -
                                                                                                                  -----------------

        c.  The Principal Funding Investment Proceeds deposited in the Collection
            Account to be treated as Available Finance Charge Collections ............                            $               -
                                                                                                                  -----------------

   16.  Reserve Account

        a.  The amount on deposit in the Reserve Account on the related Payment
            Date (after taking into consideration deposits and withdraws for the
            related Payment Date) ....................................................                            $               -
                                                                                                                  -----------------

        b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
            Collections ..............................................................                            $               -
                                                                                                                  -----------------

        c.  Interest earnings on the Reserve Account deposited into the Collection
            Account to be treated as Available Finance Charge Collections ....................................    $               -
                                                                                                                  -----------------

   17.  Cash Collateral Account

        a.  The Required Cash Collateral Account Amount on the related Payment Date ..........................         6,750,000.00
                                                                                                                  -----------------

        b.  The Available Cash Collateral Account Amount on the related Payment Date .........................    $    6,750,000.00
                                                                                                                  -----------------

   18.  Investor Charge-Offs

        a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period ......................    $               -
                                                                                                                  -----------------

        b.  The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date ......................    $               -
                                                                                                                  -----------------

   19.  The Monthly Principal Reallocation Amount for the related Monthly Period .............................    $               -
                                                                                                                  -----------------

                                      Advanta Bank Corp.
                                      as Servicer

                                      By: /s/ SUSAN MCVEIGH
                                      Name: Susan McVeigh
                                      Title: Assistant Vice President

EXHIBIT C

CLASS A-1 CUSIP #00761HAW1
CLASS A-2 CUSIP #00761HAX9
CLASS B CUSIP #00761HAY7
CLASS C-1 CUSIP #00761HBA8
CLASS C-2 CUSIP #00761HBB6

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-C
                           PERIOD ENDING JUNE 30, 2004

The information which is required to be prepared with respect to the Payment Date of July 20, 2004 and with respect to the performance of the Trust during the period of June 01, 2004 through June 30, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-C Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

   1.  The amount of distribution in respect to principal payment to the Class A-1 Noteholders ...............    $               -
                                                                                                                  -----------------
   2.  The amount of distribution in respect to principal payment to the Class A-2 Noteholders ...............    $               -
                                                                                                                  -----------------
   3.  The amount of distribution in respect to principal payment to the Class B Noteholders .................    $               -
                                                                                                                  -----------------
   4.  The amount of distribution in respect to principal payment to the Class C-1 Noteholders ...............    $               -
                                                                                                                  -----------------
   5.  The amount of distribution in respect to principal payment to the Class C-2 Noteholders ...............    $               -
                                                                                                                  -----------------
   6.  The amount of distribution in respect to principal payment to the Class D Noteholders .................    $               -
                                                                                                                  -----------------

II. Information regarding the current monthly interest distribution to the Noteholders (Stated on the basis of $1,000 original Note Principal Balance)

   1.  The amount of distribution in respect to the Class A-1 Monthly Interest ...............................    $         1.28972
                                                                                                                  -----------------
   2.  The amount of distribution in respect to the Class A-2 Monthly Interest ...............................    $         1.21639
                                                                                                                  -----------------
   3.  The amount of distribution in respect to the Class B Monthly Interest .................................    $         2.23944
                                                                                                                  -----------------
   4.  The amount of distribution in respect to the Class C-1 Monthly Interest ...............................    $         4.21306
                                                                                                                  -----------------
   5.  The amount of distribution in respect to the Class C-2 Monthly Interest ...............................    $         4.95833
                                                                                                                  -----------------
   6.  The amount of distribution in respect to the Class D Monthly Interest .................................    $         6.67000
                                                                                                                  -----------------

III. Information regarding the total monthly distribution to the Noteholders
     (Stated on the basis of $1,000 original Note Principal Balance)

   1.  The total amount of distribution in respect to the Class A-1 Noteholders ..............................    $         1.28972
                                                                                                                  -----------------
   2.  The total amount of distribution in respect to the Class A-2 Noteholders ..............................    $         1.21639
                                                                                                                  -----------------
   3.  The total amount of distribution in respect to the Class B Noteholders ................................    $         2.23944
                                                                                                                  -----------------
   4.  The total amount of distribution in respect to the Class C-1 Noteholders ..............................    $         4.21306
                                                                                                                  -----------------
   5.  The total amount of distribution in respect to the Class C-2 Noteholders ..............................    $         4.95833
                                                                                                                  -----------------
   6.  The total amount of distribution in respect to the Class D Noteholders ................................    $         6.67000
                                                                                                                  -----------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

   1.  The aggregate amount of such Collections with respect to Principal Receivables for the
       Monthly Period preceding such Payment Date ............................................................    $  675,993,592.38
                                                                                                                  -----------------

   2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
       Receivables for the Monthly Period preceding such Payment Date ........................................    $   59,696,869.81
                                                                                                                  -----------------

   3.  Recoveries for the preceding Monthly Period ...........................................................    $    3,801,195.26
                                                                                                                  -----------------

   4.  The Defaulted Amount for the preceding Monthly Period .................................................    $   20,073,547.27
                                                                                                                  -----------------

   5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
       Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
       Receivables for the preceding Monthly Period ..........................................................                 6.37%
                                                                                                                  -----------------

   6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
       Monthly Period ........................................................................................    $3,006,399,300.74
                                                                                                                  -----------------

   7.  The total amount of Principal Receivables in the trust as of the last day of the preceding
       Monthly Period ........................................................................................    $3,003,007,334.06
                                                                                                                  -----------------

   8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
       beginning of the preceding Monthly Period .............................................................    $   60,716,989.70
                                                                                                                  -----------------

   9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the
       last day of the preceding Monthly Period ..............................................................    $   56,494,924.98
                                                                                                                  -----------------

   10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day
       of the preceding Monthly Period .......................................................................    $2,499,750,000.00
                                                                                                                  -----------------

   11. The Transferor Interest as of the last day of the preceding Monthly Period ............................    $  503,257,334.06
                                                                                                                  -----------------

   12. The transferor percentage as of the last day of the preceding Monthly Period ..........................                16.76%
                                                                                                                  -----------------

   13. The Required Transferor Percentage ....................................................................                 7.00%
                                                                                                                  -----------------

   14. The Required Transferor Interest ......................................................................    $  210,210,513.38
                                                                                                                  -----------------

   15. The monthly principal payment rate for the preceding Monthly Period ...................................               22.485%
                                                                                                                  -----------------

   16. The balance in the Excess Funding Account as of the last day of the
       preceding Monthly Period ..............................................................................    $               -
                                                                                                                  -----------------

   17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                        Percentage                Aggregate
                                                                         of Total                  Account
                                                                        Receivables                Balance
                                                                        -----------           ----------------
               (a) Delinquent between 30 days and 59 days                 1.324%              $  40,507,105.33
               (b) Delinquent between 60 days and 89 days                 0.998%              $  30,543,644.97
               (c) Delinquent between 90 days and 119 days                0.966%              $  29,555,370.23
               (d) Delinquent between 120 days and 149 days               0.819%              $  25,069,948.90
               (e) Delinquent between 150 days and 179 days               0.727%              $  22,234,686.27
               (f) Delinquent 180 days or greater                         0.000%              $              -
                                                                          -----               ----------------
               (g) Aggregate                                              4.834%              $ 147,910,755.70
                                                                          =====               ================

V. Information regarding Series 2003-C

   1.  The amount of Principal Receivables in the Trust represented by the Invested Amount of
       Series 2003-C as of the last day of the related Monthly Period ............................                $  300,000,000.00
                                                                                                                  -----------------

   2.  The amount of Principal Receivables in the Trust represented by the
       Adjusted Invested Amount of Series 2003-C on the last day of the related Monthly Period....                $  300,000,000.00
                                                                                                                  -----------------
                                                                                                    NOTE FACTORS

   3.  The amount of Principal Receivables in the Trust represented by the Class
       A-1 Note Principal Balance on the last day of the related Monthly Period ..................    1.0000      $  210,000,000.00
                                                                                                                  -----------------

   4.  The amount of Principal Receivables in the Trust represented by the Class
       A-2 Note Principal Balance on the last day of the related Monthly Period ..................    1.0000      $   30,000,000.00
                                                                                                                  -----------------

   5.  The amount of Principal Receivables in the Trust represented by the Class
       B Note Principal Balance on the last day of the related Monthly Period .....................   1.0000      $   27,750,000.00
                                                                                                                  -----------------

   6.  The amount of Principal Receivables in the Trust represented by the Class
       C-1 Note Principal Balance on the last day of the related Monthly Period ...................   1.0000      $   10,000,000.00
                                                                                                                  -----------------

   7.  The amount of Principal Receivables in the Trust represented by the Class
       C-2 Note Principal Balance on the last day of the related Monthly Period ...................   1.0000      $   11,750,000.00
                                                                                                                  -----------------

   8.  The amount of Principal Receivables in the trust represented by the Class D
       Note Principal Balance on the last day of the related Monthly Period .......................   1.0000      $   10,500,000.00
                                                                                                                  -----------------

   9.  The Floating Investor Percentage with respect to the period:

   June 1, 2004 through June 23, 2004                                                                                     9.9787144%
                                                                                                                  -----------------
   June 24, 2004 through June 30, 2004                                                                                    9.8908571%
                                                                                                                  -----------------

   10.  The Fixed Investor Percentage with respect to the period:

   June 1, 2004 through June 23, 2004                                                                                           N/A
                                                                                                                  -----------------
   June 24, 2004 through June 30, 2004                                                                                          N/A
                                                                                                                  -----------------

   11.  The amount of Investor Principal Collections applicable to Series 2003-C ..................               $   67,315,894.97
                                                                                                                  -----------------

   12a.  The amount of Available Finance Charge Collections on deposit in the
         Collection Account on the related Payment Date ...........................................               $    4,440,047.67
                                                                                                                  -----------------

   12b.  The amount of Available Finance Charge Collections not on deposit in the
         Collection Account on the related Payment Date pursuant to Section 8.04(a) of the
         Master Indenture .........................................................................               $    1,505,655.51
                                                                                                                  -----------------

   13.  The Investor Default Amount for the related Monthly Period ................................               $    1,988,779.21
                                                                                                                  -----------------

   14.  The Monthly Servicing Fee for the related Monthly Period ..................................               $      500,000.00
                                                                                                                  -----------------

   15.  Trust yields for the related Monthly Period

        a.  The cash yield for the related Monthly Period .........................................                           23.78%
                                                                                                                  -----------------

        b.  The default rate for the related Monthly Period .......................................                            7.96%
                                                                                                                  -----------------

        c.  The Net Portfolio Yield for the related Monthly Period ................................                           15.82%
                                                                                                                  -----------------

        d.  The Base Rate for the related Monthly Period ..........................................                            4.16%
                                                                                                                  -----------------

        e.  The Excess Spread Percentage for the related Monthly Period ...........................                           11.67%
                                                                                                                  -----------------

        f.  The Quarterly Excess Spread Percentage for the related Monthly Period .................                           10.19%
                                                                                                                  -----------------

                        i) Excess Spread Percentage related to                      Jun-04                                    11.66%
                                                                                                                  -----------------

                        ii) Excess Spread Percentage related to                     May-04                                     9.21%
                                                                                                                  -----------------

                        iii) Excess Spread Percentage related to                    Apr-04                                     9.69%
                                                                                                                  -----------------

   16.  Floating Rate Determinations:

   Average Federal Funds Rate for the Interest Period from June 21, 2004 through and
   including July 19, 2004                                                                                                  1.20103%
                                                                                                                  -----------------
   LIBOR for the Interest Period from June 21, 2004 through and including July 19, 2004                                     1.28000%
                                                                                                                  -----------------

        Federal Funds Rate in effect for each day during the interest period of June 21, 2004 through and including July 19, 2004

           June 21      1.00%    June 29     1.27%       July 7        1.27%       July 15       1.27%
           June 22      1.00%    June 30     1.27%       July 8        1.27%       July 16       1.27%
           June 23      1.00%    July 1      1.27%       July 9        1.27%       July 17       1.27%
           June 24      1.02%    July 2      1.27%       July 10       1.27%       July 18       1.27%
           June 25      1.03%    July 3      1.27%       July 11       1.27%       July 19       1.27%
           June 26      1.03%    July 4      1.27%       July 12       1.27%
           June 27      1.03%    July 5      1.27%       July 13       1.27%
           June 28      1.05%    July 6      1.27%       July 14       1.27%

   17.  Principal Funding Account

        a.  The amount on deposit in the Principal Funding Account on the related Payment
            Date (after taking into consideration deposits and withdraws for the related
            Payment Date) ....................................................................................    $               -
                                                                                                                  -----------------

        b.  The Accumulation Shortfall with respect to the related Monthly Period ............................    $               -
                                                                                                                  -----------------

        c.  The Principal Funding Investment Proceeds deposited in the Collection
            Account to be treated as Available Finance Charge Collections ....................................    $               -
                                                                                                                  -----------------

   18.  Reserve Account

        a.  The amount on deposit in the Reserve Account on the related Payment Date (after
            taking into consideration deposits and withdraws for the related Payment Date) ...................    $               -
                                                                                                                  -----------------

        b.  The Reserve Draw Amount for the related Monthly Period deposited into
            the Collection Account to be treated as Available Finance Charge Collections .....................    $               -
                                                                                                                  -----------------

        c.  Interest earnings on the Reserve Account deposited into the Collection
            Account to be treated as Available Finance Charge Collections ....................................    $               -
                                                                                                                  -----------------

   19.  Cash Collateral Account

        a.  The Required Cash Collateral Account Amount on the related Payment Date ..........................    $    6,750,000.00
                                                                                                                  -----------------

        b.  The Available Cash Collateral Account Amount on the related Payment Date .........................    $    6,750,000.00
                                                                                                                  -----------------

   20.  Investor Charge-Offs

        a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period ......................    $               -
                                                                                                                  -----------------

        b.  The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date ......................    $               -
                                                                                                                  -----------------

   21.  The Monthly Principal Reallocation Amount for the related Monthly Period .............................    $               -
                                                                                                                  -----------------

                                          Advanta Bank Corp.
                                          as Servicer

                                          By: /s/ SUSAN MCVEIGH
                                          Name: Susan McVeigh
                                          Title: Assistant Vice President

EXHIBIT C

CLASS A CUSIP #00761HBC4
CLASS B CUSIP #00761HBD2
CLASS C CUSIP #00761HBE0

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2003-D
                           PERIOD ENDING JUNE 30, 2004

The information which is required to be prepared with respect to the Payment Date of July 20, 2004 and with respect to the performance of the Trust during the period of June 01, 2004 through June 30, 2004 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-D Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

   1.  The amount of distribution in respect to principal payment to the Class A Noteholder ..................    $               -
                                                                                                                  -----------------

   2.  The amount of distribution in respect to principal payment to the Class B Noteholder ..................    $               -
                                                                                                                  -----------------

   3.  The amount of distribution in respect to principal payment to the Class C Noteholder ..................    $               -
                                                                                                                  -----------------

   4.  The amount of distribution in respect to principal payment to the Class D Noteholder ..................    $               -
                                                                                                                  -----------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

   1.  The amount of distribution in respect to the Class A Monthly Interest .................................              1.24861
                                                                                                                  -----------------

   2.  The amount of distribution in respect to the Class B Monthly Interest .................................              1.95750
                                                                                                                  -----------------

   3.  The amount of distribution in respect to the Class C Monthly Interest .................................              3.36722
                                                                                                                  -----------------

   4.  The amount of distribution in respect to the Class D Monthly Interest .................................              7.07278
                                                                                                                  -----------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

   1.  The total amount of distribution in respect to the Class A Noteholder .................................              1.24861
                                                                                                                  -----------------

   2.  The total amount of distribution in respect to the Class B Noteholder .................................              1.95750
                                                                                                                  -----------------

   3.  The total amount of distribution in respect to the Class C Noteholder .................................              3.36722
                                                                                                                  -----------------

   4.  The total amount of distribution in respect to the Class D Noteholder .................................              7.07278
                                                                                                                  -----------------

IV. Information regarding the performance of the Advanta Business Card Master Trust

   1.  The aggregate amount of such Collections with respect to Principal Receivables for the
       Monthly Period preceding such Payment Date ............................................................    $  675,993,592.38
                                                                                                                  -----------------

   2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative
       Receivables for the Monthly Period preceding such Payment Date ........................................    $   59,696,869.81
                                                                                                                  -----------------

   3.  Recoveries for the preceding Monthly Period ...........................................................    $    3,801,195.26
                                                                                                                  -----------------

   4.  The Defaulted Amount for the preceding Monthly Period .................................................    $   20,073,547.27
                                                                                                                  -----------------

   5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator is the average Receivables
       for the preceding Monthly Period ......................................................................                 6.37%
                                                                                                                  -----------------

   6.  The total amount of Principal Receivables in the trust at the beginning of the preceding
       Monthly Period ........................................................................................    $3,006,399,300.74
                                                                                                                  -----------------

   7.  The total amount of Principal Receivables in the trust as of the last day of the preceding
       Monthly Period ........................................................................................    $3,003,007,334.06
                                                                                                                  -----------------

   8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the beginning
       of the preceding Monthly Period .......................................................................    $   60,716,989.70
                                                                                                                  -----------------

   9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the last
       day of the preceding Monthly Period ...................................................................    $   56,494,924.98
                                                                                                                  -----------------

   10.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day
        of the preceding Monthly Period ......................................................................    $2,499,750,000.00
                                                                                                                  -----------------

   11.  The Transferor Interest as of the last day of the preceding Monthly Period ...........................    $  503,257,334.06
                                                                                                                  -----------------

   12.  The transferor percentage as of the last day of the preceding Monthly Period .........................                16.76%
                                                                                                                  -----------------

   13.  The Required Transferor Percentage ...................................................................                 7.00%
                                                                                                                  -----------------

   14.  The Required Transferor Interest .....................................................................    $  210,210,513.38
                                                                                                                  -----------------

   15.  The monthly principal payment rate for the preceding Monthly Period ..................................               22.485%
                                                                                                                  -----------------

   16.  The balance in the Excess Funding Account as of the last day of the preceding Monthly Period .........    $               -
                                                                                                                  -----------------

   17.  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                   Percentage              Aggregate
                                                                    of Total                Account
                                                                  Receivables               Balance
           (a) Delinquent between 30 days and 59 days                1.324%             $  40,507,105.33
           (b) Delinquent between 60 days and 89 days                0.998%             $  30,543,644.97
           (c) Delinquent between 90 days and 119 days               0.966%             $  29,555,370.23
           (d) Delinquent between 120 days and 149 days              0.819%             $  25,069,948.90
           (e) Delinquent between 150 days and 179 days              0.727%             $  22,234,686.27
           (f) Delinquent 180 days or greater                        0.000%             $              -
                                                                     -----              ----------------
           (g) Aggregate                                             4.834%             $ 147,910,755.70
                                                                     =====              ================

V. Information regarding Series 2003-D

   1.  The amount of Principal Receivables in the Trust represented by the Invested
       Amount of Series 2003-D as of the last day of the related Monthly Period ........                          $  400,000,000.00
                                                                                                                  -----------------

   2.  The amount of Principal Receivables in the Trust represented by the Adjusted
       Invested Amount of Series 2003-D on the last day of the related Monthly Period ..                          $  400,000,000.00
                                                                                                                  -----------------
                                                                                           NOTE FACTORS

   3.  The amount of Principal Receivables in the Trust represented by the Class A Note
       Principal Balance on the last day of the related Monthly Period .................      1.0000              $  320,000,000.00
                                                                                                                  -----------------

   4.  The amount of Principal Receivables in the Trust represented by the Class B Note
       Principal Balance on the last day of the related Monthly Period .................      1.0000              $   37,000,000.00
                                                                                                                  -----------------

   5.  The amount of Principal Receivables in the Trust represented by the Class C Note
       Principal Balance on the last day of the related Monthly Period .................      1.0000              $   29,000,000.00
                                                                                                                  -----------------

   6.  The amount of Principal Receivables in the trust represented by the Class D Note
       Principal Balance on the last day of the related Monthly Period .................      1.0000              $   14,000,000.00
                                                                                                                  -----------------

   7.  The Floating Investor Percentage with respect to the period:

   June 1, 2004 through June 23, 2004                                                                                    13.3049525%
                                                                                                                  -----------------
   June 24, 2004 through June 30, 2004                                                                                   13.1878094%
                                                                                                                  -----------------

   8.  The Fixed Investor Percentage with respect to the period:

   June 1, 2004 through June 23, 2004                                                                                           N/A
                                                                                                                  -----------------
   June 24, 2004 through June 30, 2004                                                                                          N/A
                                                                                                                  -----------------

   9.  The amount of Investor Principal Collections applicable to Series 2003-D ........                          $   89,754,526.35
                                                                                                                  -----------------

   10a.  The amount of Available Finance Charge Collections on deposit in the
         Collection Account on the related Payment Date ................................                          $    5,920,063.54
                                                                                                                  -----------------

   10b.  The amount of Available Finance Charge Collections not on deposit in the
         Collection Account on the related Payment Date pursuant to Section 8.04(a)
         of the Master Indenture .......................................................                          $    2,007,540.67
                                                                                                                  -----------------

   11.   The Investor Default Amount for the related Monthly Period ....................                          $    2,651,705.61
                                                                                                                  -----------------

   12.  The Monthly Servicing Fee for the related Monthly Period .......................                          $      666,666.67
                                                                                                                  -----------------

   13. Trust yields for the related Monthly Period

       a. The cash yield for the related Monthly Period ................................                                      23.78%
                                                                                                                  -----------------

       b. The default rate for the related Monthly Period ..............................                                       7.96%
                                                                                                                  -----------------

       c. The Net Portfolio Yield for the related Monthly Period .......................                                      15.82%
                                                                                                                  -----------------

       d. The Base Rate for the related Monthly Period .................................                                       4.01%
                                                                                                                  -----------------

       e. The Excess Spread Percentage for the related Monthly Period ..................                                      11.81%
                                                                                                                  -----------------

       f. The Quarterly Excess Spread Percentage for the related Monthly Period ........                                      10.33%
                                                                                                                  -----------------

                   i) Excess Spread Percentage related to                      Jun-04                                         11.81%
                                                                                                                  -----------------

                   ii) Excess Spread Percentage related to                     May-04                                          9.35%
                                                                                                                  -----------------

                   iii) Excess Spread Percentage related to                    Apr-04                                          9.83%
                                                                                                                  -----------------

   14. Floating Rate Determinations:

       LIBOR for the Interest Period from  June 21, 2004 through and  including July 19, 2004                               1.28000%
                                                                                                                  -----------------

   15.  Principal Funding Account

        a.  The amount on deposit in the Principal Funding Account on the related
            Payment Date (after taking into consideration deposits and withdraws for the
            related Payment Date) ......................................................                          $               -
                                                                                                                  -----------------

        b.  The Accumulation Shortfall with respect to the related Monthly Period.......
                                                                                                                  -----------------

        c.  The Principal Funding Investment Proceeds deposited in the Collection Account to be
            treated as Available Finance Charge Collections ............................                          $               -
                                                                                                                  -----------------

   16.  Reserve Account

        a.  The amount on deposit in the Reserve Account on the related Payment Date (after taking
            into consideration deposits and withdraws for the related Payment Date) ....                          $               -
                                                                                                                  -----------------

        b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection
            Account to be treated as Available Finance Charge Collections ..............                          $               -
                                                                                                                  -----------------

        c.  Interest earnings on the Reserve Account deposited into the Collection Account to be
            treated as Available Finance Charge Collections ............................                          $               -
                                                                                                                  -----------------

   17.  Cash Collateral Account

        a.  The Required Cash Collateral Account Amount on the related Payment Date ..........................    $    9,000,000.00
                                                                                                                  -----------------

        b.  The Available Cash Collateral Account Amount on the related Payment Date .........................    $    9,000,000.00
                                                                                                                  -----------------

   18.  Investor Charge-Offs

        a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period ......................    $               -
                                                                                                                  -----------------

        b.  The aggregate amount of Investor Charge-Offs reimbursed on the Payment Date ......................    $               -
                                                                                                                  -----------------

   19.  The Monthly Principal Reallocation Amount for the related Monthly Period .............................    $               -
                                                                                                                  -----------------

                                      Advanta Bank Corp.
                                      as Servicer

                                      By: /s/ SUSAN MCVEIGH
                                      Name: Susan McVeigh
                                      Title: Assistant Vice President